                                               JANUARY 2, 2001 SUPPLEMENT TO THE
                                                    TRAVELERS VINTAGE II ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2000



The following sections of the prospectus are amended as follows:

1. WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? (SUMMARY)

This paragraph is deleted and replaced with the following:

       You may choose to purchase the Standard or the Enhanced Death Benefit. The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit value is calculated at the close of the business day on which the Company's Home Office receives (1) due proof of death and (2) written payment instructions or (3) the election of spousal contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

2. ARE THERE ANY ADDITIONAL FEATURES? (SUMMARY)

The following paragraph is added to the bottom of this section:

       SPOUSAL CONTRACT CONTINUANCE. (NONQUALIFIED CONTRACTS ONLY) If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as Owner rather than have the death benefit paid to the beneficary.


3. DEATH BENEFIT

The first paragraph under this section is deleted and replaced with the following:

       Before the maturity date, when there is no contingent annuitant, a death benefit is payable when either the annuitant or a contract owner dies. At purchase, you elect either the Standard Death Benefit or the Enhanced Death Benefit (also referred to as the "Annual step-up"). The death benefit is calculated at the close of the business day on which the Company's Home Office receives (1) due proof of death and (2) written payment instructions or (3) election of spousal contract continuance ("death report date").

The following paragraph is added immediately following the "Nonqualifed Contracts" table in the Payment of Proceeds subsection:


SPOUSAL CONTRACT CONTINUANCE (NONQUALIFIED CONTRACTS ONLY)


       If your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

       If your spouse elects to continue the Contract as owner, your spouse's rights supercede the rights of all named beneficiaries and the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

       Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouses' age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.



       L-12928                                                   January 2, 2001